Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans [Abstract]
Benefit Plans

9. Benefit Plans

The Company sponsors a defined contribution 401(k) retirement plan (the Plan). Employees who are 18 years of age or older are eligible to participate in the Plan. Employees may elect to contribute to the Plan up to 100% of their annual compensation, up to the maximum amount allowed by the Internal Revenue Service.

The Company may elect to match part of the employee’s contribution, make a profit sharing contribution, or a non-qualified contribution at its discretion. The Company elected to make a contribution of $9,482 to the Plan during the year ended December 31, 2012. No contribution was made to the Plan during the year ended December 31, 2011.